PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                            STRONG SCHAFER VALUE FUND


               Supplement to the Prospectus dated February 1, 2001


Effective March 28, 2001, the "Distribution Policy" paragraph on Page 21 is deleted and replaced with the following:

The fund generally pays you dividends from net investment income and distributes any net capital gains that it realizes annually.


            The date of this Prospectus Supplement is March 28, 2001.